Exhibit 99.2 2ND QUARTER 2022 INVESTOR PRESENTATION

21 Q2 2022

22 2nd QUARTER HIGHLIGHTS Note: Vivial contributed $30 million to Marketing Services Revenue in Q2-22 ($53 million YTD) 2nd Quarter $ in thousands 2022 2021 YoY% Total SaaS Revenue $52,207 $41,395 26.1% Adjusted EBIDTA (2,219) (2,114) Adjusted EBIDTA Margin (4.3)% (5.1)% Total Marketing Services Revenue $281,788 $249,652 12.9% Adjusted EBIDTA 118,219 98,867 Adjusted EBIDTA Margin 42.0% 39.6% Consolidated Revenue $333,995 $291,047 14.8% Adjusted EBIDTA 116,000 96,753 Adjusted EBIDTA Margin 34.7% 33.2%

23 FINANCIAL REVIEW SAAS HIGHLIGHTS $41.4 $52.2 Revenue Q2-21 Q2-22 +26% YoY +11% YoY +11% YoY $150M Annualized Spend Revenue Growth Growing Subscribers ARPU Expansion ThryvPay TPV

24 Q2 2022 Q2 2021 Q2 2022 MONTHLY ACTIVE USER (MAU) GROWTH SEASONED NET DOLLAR RETENTION (NDR) 38K30K +27% YoY FINANCIAL REVIEW SAAS METRICS Q2 2021 Q2 2022 91%96%

25 Note: Excludes Vivial Holdings Q2-22 Q2-21 Marketing Services Billings (millions) $216.4 $261.9 YoY % (17%) (21%) FINANCIAL REVIEW TOTAL MARKETING SERVICES MARKETING SERVICES BILLINGS (YoY%) (23)% (22)% (23)% (21)% (22)% (22)% (21)% (21)% (22)% (21)% (21)% (22)% (19)% (17)% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22

26 $200M FINANCIAL REVIEW TOTAL MARKETING SERVICES High Sustained Adjusted EBITDA Margins 2022E 2021 2020 2019 2018 2017 Marketing Services Adjusted EBITDA Margin Marketing Services Revenue $962.5M $942M $980M $1,293M $1,660M $1,243M 35% 39% 37% 36% 36% 39% 2022E is midpoint of guidance.

28 Q3 2022 FY 2022 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $53.7 to $54.2 million $209.5 to $211.0 million • FY22 guidance raised from previous guidance range of $208.0 to $209.0 million Adjusted EBITDA $4.8 to $5.3 million loss $16.0 to $19.0 million loss • FY22 guidance improved from previous guidance range of $21.0 to $25.0 million loss TOTAL MARKETING SERVICES REVENUE $205.0 to $210.0 million $955.0 to $970.0 million • FY22 guidance raised from previous guidance range of $905 to $920 million Adjusted EBITDA $335.0 to $340.0 million • FY22 EBITDA guidance raised from previous guidance range of $315 to $320 million • Company expects FY22 Marketing Services EBITDA margin of ~35% 3rd QUARTER & FY 2022 OUTLOOK Company Updates Guidance For FY22

30 APPENDIX SEGMENT RESULTS Six Months Ended June 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 435,103 $ 98,510 $ 106,882 $ 1,875 $ 642,370 Segment Gross Profit 288,284 61,501 75,343 710 425,838 Segment Adjusted EBITDA 150,069 (4,167) 58,642 (4,827) 199,717 Six Months Ended June 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 430,728 $ 78,637 $ 62,279 $ 9 $ 571,653 Segment Gross Profit 292,992 48,481 19,408 5 360,886 Segment Adjusted EBITDA 181,315 (1,803) 22,169 5 201,686 Three Months Ended June 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 202,795 $ 41,386 $ 46,857 $ 9 $ 291,047 Segment Gross Profit 136,831 25,314 16,290 5 178,440 Segment Adjusted EBITDA 82,684 (2,119) 16,183 5 96,753 Three Months Ended June 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 222,570 $ 51,167 $ 59,218 $ 1,040 $ 333,995 Segment Gross Profit 151,774 32,092 43,627 489 227,982 Segment Adjusted EBITDA 83,674 197 34,545 (2,416) 116,000

31 $ IN THOUSANDS Q1-21 Q2-21 Q3-21 Q4-21 FY21 Q1-22 Q2-22 YTD Q2-22 Net Income $ 36,506 $ 24,359 $ 35,624 $ 5,088 $ 101,577 $ 33,511 $ 58,002 $ 91,513 Interest expense 15,672 19,170 16,546 14,986 66,374 14,867 14,652 29,519 Income tax expense (benefit) 11,809 8,112 13,802 (986) 32,737 9,621 22,200 31,821 Depreciation and amortization expense 19,718 29,908 31,049 24,798 105,473 21,969 20,592 42,561 Restructuring and integration expense 9,234 3,489 2,312 3,109 18,145 5,827 4,822 10,649 Transaction costs 10,546 5,440 3,987 5,086 25,059 1,720 1,616 3,336 Stock-based compensation expense 1,971 1,921 2,340 1,862 8,094 1,928 3,810 5,738 Other components of net periodic pension (benefit) (453) (272) (273) (13,831) (14,829) (70) (9,153) (9,223) (Gain) loss on remeasurement of indemnification asset — (844) (404) 1,247 (1) (400) (487) (887) Impairment charges — 3,611 — — 3,611 — 222 222 Other (70) 1,859 (2,624) 5,119 4,283 (5,256) (276) (5,532) Adjusted EBITDA $ 104,933 $ 96,753 $ 102,359 $ 46,478 $ 350,523 $ 83,717 $ 116,000 $ 199,717 APPENDIX NON-GAAP FINANCIAL RECONCILIATION *Figures may not foot due to rounding.

32 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Three Months Ended June 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 151,774 $ 32,092 $ 43,627 $ 489 $ 227,982 Plus: Depreciation and amortization expense 4,393 1,012 3,666 66 9,137 Stock-based compensation expense 105 26 — — 131 Adjusted Gross Profit $ 156,272 $ 33,130 $ 47,293 $ 555 $ 237,250 Gross Margin 68.2% 62.7% 73.7% 47.0% 68.3 % Adjusted Gross Margin 70.2% 64.7% 79.9% 53.4% 71.0 % Three Months Ended June 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 136,831 $ 25,314 $ 16,290 $ 5 $ 178,440 Plus: Depreciation and amortization expense 4,424 901 11,489 3 16,817 Stock-based compensation expense 68 15 — — 83 Adjusted Gross Profit $ 141,323 $ 26,230 $ 27,779 $ 8 $ 195,340 Gross Margin 67.5% 61.2% 34.8% 55.6% 61.3 % Adjusted Gross Margin 69.7% 63.4% 59.3% 88.9% 67.1%

33 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Six Months Ended June 30, 2022 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 288,284 $ 61,501 $ 75,343 $ 710 $ 425,838 Plus: Depreciation and amortization expense 8,788 1,991 8,032 142 18,953 Stock-based compensation expense 166 41 — — 207 Adjusted Gross Profit $ 297,238 $ 63,533 $ 83,375 $ 852 $ 444,998 Gross Margin 66.3% 62.4% 70.5% 37.9% 66.3 % Adjusted Gross Margin 68.3% 64.5% 78.0% 45.4% 69.3 % Six Months Ended June 30, 2021 Thryv U.S Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 292,992 $ 48,481 $ 19,408 $ 5 $ 360,886 Plus: Depreciation and amortization expense 9,043 1,656 17,359 3 28,061 Stock-based compensation expense 138 26 — — 164 Adjusted Gross Profit $ 302,173 $ 50,163 $ 36,767 $ 8 $ 389,111 Gross Margin 68.0% 61.7% 31.2% 55.6% 63.1 % Adjusted Gross Margin 70.2% 63.8% 59.0% 88.9% 68.1%

34 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Three Months Ended June 30, 2022 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 222,570 $ 59,218 $ 281,788 $ 51,167 $ 1,040 $ 52,207 Adjusted EBITDA 83,674 34,545 118,219 197 (2,416) (2,219) Adjusted EBITDA Margin 37.6% 58.3% 42.0% 0.4% (232.3) % (4.3) % Three Months Ended June 30, 2021 (in thousands) Marketing Services SaaS U.S. International Total Marketing Services U.S. International Total SaaS Revenue $ 202,795 $ 46,857 $ 249,652 $ 41,386 $ 9 $ 41,395 Adjusted EBITDA 82,684 16,183 98,867 (2,119) 5 (2,114) Adjusted EBITDA Margin 40.8% 34.5% 39.6% (5.1) % 55.6% (5.1) %

35 APPENDIX SUPPLEMENTAL FINANCIAL INFORMATION The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Six Months Ended June 30, 2022 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 435,103 $ 106,882 $ 541,985 $ 98,510 $ 1,875 $ 100,385 Adjusted EBITDA 150,069 58,642 208,711 (4,167) (4,827) (8,994) Adjusted EBITDA Margin 34.5% 54.9% 38.5% (4.2) % (257.4) % (9.0) % Six Months Ended June 30, 2021 (in thousands) Marketing Services SaaS US International Total Marketing Services US International Total SaaS Revenue $ 430,728 $ 62,279 $ 493,007 $ 78,637 $ 9 $ 78,646 Adjusted EBITDA 181,315 22,169 203,484 (1,803) 5 (1,798) Adjusted EBITDA Margin 42.1% 35.6% 41.3% (2.3) % 55.6% (2.3) %